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                                                                   EXHIBIT 10.19

                                                         Effective July 21, 1995

                                AMENDMENT NO.4 TO
                            THE DURIRON COMPANY, INC.
                           1989 RESTRICTED STOCK PLAN

II ARTICLE IV IS AMENDED IN ITS ENTIRETY AND RESTATED AS FOLLOWS.

"ARTICLE IV. PARTICIPANT DEFERRAL OF RESTRICTED SHARES

         SECTION 1. FORMS OF DEFERRAL

         (a) Participants who are either Eligible Directors of the Company or who are participants in the Company's Equity Incentive Plan ("Eligible Participants" or "Eligible Participant") shall be eligible to defer receipt of Restricted Shares received.

         (b) An Eligible Participant may execute an election with the Company to defer the receipt of the Restricted Shares granted pursuant to the Plan through completion of a form (Exhibit "A" or "Exhibit B", whichever is applicable) or a substantially similar document to be delivered to and be subject to acceptance by the Secretary of the Company. An election to defer Restricted Shares shall be effective upon such acceptance and shall apply only to Restricted Shares which either have not yet been granted or which vest in the following calendar year or thereafter, provided, in the case of previously granted Restricted Shares, such election is made and accepted prior to August 31 of the year preceding such vesting. This election to defer to Restricted Shares (which shall be called "Deferred Shares" hereafter upon such election) shall remain in effect until terminated or changed as provided in this Plan.

         (c) A Participant may terminate any agreement to accept receipt of Deferred Shares relating to future grants by giving notice of termination to the Company. Any such termination shall be effective only with respect to grants of Restricted Shares which occur on or after the date of the termination notice.

         SECTION 2. ACCOUNTS FOR DEFERRED RESTRICTED SHARES.

         (a) The Company will establish a separate account for each Participant who has Deferred Shares in which the Deferred Shares will be maintained. The Company will create this account through a trust (the "Trust") established by the Company, with the applicable trustee (the "Trustee") maintaining the Deferred Shares pursuant to the Trust.

         (b) Notwithstanding Article I, Section 6(a), which shall not apply except as follows, the Company shall fund such account, in the case of Deferred Shares where the deferral election is made prior to granting of the Deferred Shares, by providing appropriate instructions and sufficient cash to the Trustee, on or about the date of the grant, to purchase such Deferred Shares for this account on the open market. The Company shall reimburse the Trustee for any associated brokerage or other transaction fees in making this purchase.

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         (c) In the case of Deferred Shares in which the deferral election is properly made after the date of grant but prior to the date of vesting, the Company shall fund such account by transferring (and causing the Participant to assign) such Deferred Shares to the Trustee for holding pursuant to the terms of the Trust, with the provisions of Article I, Section 6(a) and 6(b) being inapplicable to these Deferred Shares.

         (d) Any dividends paid on the Deferred Shares in this account ("Dividends") will be credited to a deferred cash account to be established under the Trust in which the amount of the Dividends will be recorded for the benefit of the Participant, with interest to be credited to the Dividends in the following manner. The Company will credit to each such cash account, as of the first day of each calendar quarter, interest on the amount then credited to such account, including all previous credits to such account by operation of this Section, computed at an annual rate equal to the average composite bond yield for Single A bonds, rounded to the nearest 1/10 of 1%, as published for the month last preceding the beginning of such calendar quarter in the Standard & Poor's Indexes of the Securities Markets.

         (e) Any Deferred Shares hereunder and any amount credited to either the cash or Deferred Shares Trust accounts of a Participant, or as any interest or any Dividends paid on such Deferred Shares, will represent only an unsecured promise of the Company to pay or deliver the amount so credited in accordance with the terms of this Article of the Plan. Neither a Participant nor any beneficiary of a Participant will acquire any right, title, or interest in any asset of the Company as a result of any amount of cash or Deferred Shares credited to a Participant's account or accounts. At all times, a Participant's rights with respect to the amount credited to his/her account or accounts will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Participant's account or accounts. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, lien, encumbrance or charge, and any attempt to take any such action shall be void.

         (f) The Trustee will have voting rights on all Deferred Shares prior to their distribution.

         SECTION 3. DISTRIBUTION OF DEFERRED SHARES.

         (a) Deferred Shares will be distributed only in accordance with the following sections, pursuant to the election specified by the Participant. Attached form marked Exhibit A shall be used with regard to Deferred Shares applicable to Eligible Directors, and the attached form marked Exhibit B (or any substantially similar documents acceptable to the Committee) shall be used with regard to Deferred Shares applicable to participants in the Equity Incentive Plan.

         (i) In the event a Participant leaves service from the Company's Board of Directors or employment from the Company, as the case may be, for any reason, any Deferred Shares and the interest and Dividends on these Deferred Shares previously or currently credited to his/her account will be distributed commencing within 60 calendar days of his/her termination in accordance with the method of distribution elected by the Participant.

         (ii) The Participant may elect to receive such distribution in a lump sum, in equal annual installments (not exceeding ten), or in some designated combination thereof

         (iii) If the election is a lump sum, then interest and Dividends, will be credited to the account through the date of distribution, and the entire amount of Dividends, with applicable interest, will be paid, and

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the entire Deferred Shares account balance will be transferred in kind, to the
Participant within 60 days of his/her termination.

         (iv) If installments have been elected, any Dividends, with applicable interest, will be calculated through the date of termination and added to the account. The resulting deferred cash total shall be divided equally by the number of installments elected and the first payment made within 60 days of termination. The second and all subsequent installment payments shall be made between January 1 and 30 of each following year. Interest will continue to accrue to the account on the balance remaining in the Participant's Dividend account until all installments have been paid. Interest will be paid annually with each installment payment. With regard to the Deferred Shares, the aggregate number of Deferred Shares held in the separate account for Deferred Shares will be divided by the number of installments elected and allocated in equal whole number proportions to be distributed with each such installment payment (with any remainder after such equal division to be included in the first installment). All Deferred Shares so allocated will be distributed in kind with each applicable installment, which shall be paid simultaneously with any deferred cash distribution installments. Certificates representing the applicable amount of Deferred Shares held for the then longest time in the Deferred Shares account of the Trust will be delivered with each installment, where applicable. Dividends from any undistributed Deferred Shares will continue to accrue to the Director's Dividend account, receive applicable interest credit and will be paid with the next applicable installment payment of deferred cash.

         (v) If any portion of a Participant's deferred account remains unpaid at his/her death, then after his/her death such amount will be paid (i) to his/her beneficiary(ies) in accordance with the method of distribution elected by the Participant (following the procedure for lump sum and installment payments set forth above), or (ii), if the Participant has not designated a beneficiary or if the beneficiary predeceases the Participant, to the Participant's estate in a lump sum. Should a beneficiary die after the Participant has terminated service but before the entire Deferred Shares have been disbursed, the balance of the cash benefit will be paid to the beneficiary's estate in a lump sum, and the Deferred Shares benefit will be transferred to such estate in kind.

         (vi) Notwithstanding anything to the contrary above, no Deferred Shares shall be paid to the Participant until expiration or termination of the applicable Restriction Period or, if earlier, until the provisions of Article I,
Section 5(a) cease to apply to such Shares."



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                                                                       EXHIBIT A

                            THE DURIRON COMPANY, INC.
                           1989 RESTRICTED STOCK PLAN
                          DIRECTOR'S ELECTION TO DEFER
                     PREVIOUSLY GRANTED BUT UNVESTED SHARES
                      (COVERING 1993, 1994 AND 1995 GRANTS)

         In accordance with the provisions of the 1989 Restricted Stock Plan (the "Plan") of The Duriron Company, Inc. (the "Company"), I elect:

         1. Effective immediately to defer the receipt of any Restricted Shares (as defined in the Plan) previously granted to me in 1993, 1994 and/or 1995, as applicable, but which remain unvested at the time of this election.

         2. To receive payment of the amount credited to my deferred account in the following manner:

               / / In one lump sum payment of cash ("Cash") equivalent to Dividends on the Deferred Shares (and interest on the Dividends) and an in kind distribution of Deferred Shares.

               / / In _____ equal annual installments (not to exceed ten) of Cash and Deferred Shares.

         3. To have any payments above, which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:

         4. I also agree to execute an irrevocable power of attorney in favor of the Secretary of the Company in the form set forth on the reverse side of this election in order to permit the appropriate deferral arrangements to be made for such Restricted Shares.

         In making this election, I understand that:

         1. My election may not be modified to retroactively change the deferral of Restricted Shares after their grant.

         2. My election is otherwise subject to the terms of the Plan and applicable securities law.

         3. The delivery of the Deferred Shares to me will be subject to applicable SEC requirements, including, without limitation, possible time restrictions on resale.

         4. My election, in order to be valid under the Plan, must be made on or before August 31 of the year preceding the vesting of such Restricted Shares at the Annual Meeting of Shareholders of such following year.

                  ---------------           ------------------------------
                        Date                    Signature of Participant

         The undersigned, Secretary of the Company, acknowledges receipt of the
above election on       .


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                                           Secretary

                                     (over)
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                                                                       EXHIBIT B

                             THE DURIRON COMPANY, INC.
                             1989 RESTRICTED STOCK PLAN
                            OFFICERS'S ELECTION TO DEFER
                       PREVIOUSLY GRANTED BUT UNVESTED SHARES

                      (COVERING EQUITY INCENTIVE PLAN GRANTS)

         In accordance with the provisions of the 1989 Restricted Stock Plan (the "Plan") of The Duriron Company, Inc. (the "Company"), I elect:

         1. Effective immediately to defer the receipt of any Restricted Shares (as defined in the Plan) granted to me under the Equity Incentive Plan, but which remain unvested at the time of this election.

         2. To receive payment of the amount credited to my deferred account in the following manner

                  / / In one lump sum payment of cash ("Cash") equivalent to Dividends on the Deferred Shares (and interest on the Dividends) and an in kind distribution of Deferred Shares.

                  / /      In     equal annual installments (not to exceed ten)
                           of Cash and Deferred Shares.

         3. To have any payments above, which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:

         4. I also agree to execute an irrevocable power of attorney in favor of the Secretary of the Company in the form set forth on the reverse side of this election in order to permit the appropriate deferral arrangements to be made for such Restricted Shares.

         In making this election, I understand that:

         1. My election may not be modified to retroactively change the deferral of Restricted Shares after their grant

         2. My election is otherwise subject to the terms of the Plan and applicable securities law.

         3. The delivery of the Deferred Shares to me will be subject to applicable SEC requirements, including, without limitation, possible time restrictions on resale.

         4. My election, in order to be valid under the Plan, must be made on or before August 31 of the year preceding the vesting of such Restricted Shares.

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                        Date                        Signature of Participant

         The undersigned, Secretary of the Company, acknowledges receipt of the
above election on       .


                              -------------------------
                                       Secretary

                                       (over)
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                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Ronald F. Shuff, with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:

                  1. Execute and deliver stock powers, share assignments and other documents and instruments required for the assignment and transfer to Bank One Trust Company (the "Trustee") as Trustee under the First Master Benefit Trust Agreement dated October 1, 1987 and thereafter amended between The Duriron Company, Inc. (the "Company") and the Trustee, of________________ shares of Common Stock of the Company issued pursuant to Article II of the Company's 1989 Restricted Stock Plan and standing in the name of the undersigned on the books of the Company and represented by Certificate(s).

                  2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to consummate the assignments and transfers contemplated by paragraph 1 above.

                  This Power of Attorney shall expire as of the close of business on________________________, 19___________.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ______ day of___________________________ 19_____.


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                                                     Signature

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                                                    Printed Name